UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2023

Keyarch Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41243	98-1600074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue, 39th Floor

New York, NY 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 914-434-2030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share, $0.0001 par value, one-half of one redeemable warrant and one right	KYCHU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	KYCH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	KYCHW	The Nasdaq Stock Market LLC
Rights to receive one-tenth of one Class A Ordinary Share included as part of the units	KYCHWR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 25, 2023, Keyarch Acquisition Corporation (the “Company”), issued a promissory note (the “Extension Note”) in the aggregate principal amount of up to $180,000 to the Company’s sponsor, Keyarch Global Sponsor Limited, a Cayman Islands limited liability company, or its registered assigns or successors in interest (the “Payee”) pursuant to which the Payee agreed to loan to the Company up to $180,000 to deposit into the Company’s trust account (the “Trust Account”) for the Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”) issued as part of the units sold in the Company’s initial public offering (the “Public Shares”) that were not redeemed in connection with the Charter Amendment (as defined below). The Extension Note bears no interest and is repayable in full upon the earlier of (a) date of the consummation of an initial business combination (the “Business Combination”) by the Company and (b) the Company’s liquidation.

The Payee will deposit an aggregate of $90,000 into the Trust Account in connection with the initial 3-month extension period from July 27, 2023 to October 27, 2023, and will deposit an additional $30,000 for each month (commencing October 28, 2023 and ending on the 27th day of each subsequent month), or portion thereof, that is needed by the Company to complete a Business Combination until January 27, 2024 or such earlier date as determined by the Company’s board of directors (“Board”).

The issuance of the Extension Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Extension Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

On July 25, 2023, the Company issued a second promissory note (the “Working Capital Loan Note”) in the principal amount of up to $1,000,000 to the Payee. The Note was issued in connection with advances the Payee may make in the future to the Company for working capital expenses. The Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which the Company consummates a Business Combination and (ii) the date that the winding up of the Company is effective.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

On July 20, 2023, the Company held its extraordinary general meeting in lieu of an annual general meeting of shareholders (the “EGM”). At the EGM, the Extension Amendment Proposal (as defined below) and the Founder Share Amendment Proposal (as defined below) to amend the Company’s Amended and Restated Memorandum and Articles of Association (“Charter Amendment”) was approved. Under Cayman Islands law, the Charter Amendment took effect upon approval of the Extension Amendment Proposal and the Founder Share Amendment Proposal. On July 24, 2023, the Company filed the Charter Amendment with the Cayman Islands General Registry.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the EGM, the Company’s shareholders were presented with proposals to (1) amend the Company’s Amended and Restated Memorandum and Articles of Association (a) to give the Board the right to extend the date by which the Company must consummate a Business Combination (“Termination Date”) from July 27, 2023 (the “Original Termination Date”) to October 27, 2023 and to allow the Board, without another shareholder vote, to elect to extend the Termination Date on a monthly basis up to three (3) times for an additional one (1) month each time, until January 27, 2024, or for a total of up to six (6) months after the Original Termination Date (or such earlier date as determined by the Board) by (the “Extension Amendment Proposal”); and (b) to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), to convert into Class A Ordinary Shares on a one-for-one basis at any time prior to the closing of a Business Combination at the option of a holder of Class B Ordinary Shares (the “Founder Share Amendment Proposal Proposal”); and (2) to ratify the selection by the audit committee of the Board of UHY LLP (“UHY”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”).

Set forth below are the final voting results for each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Auditor Ratification Proposal. Pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, and as required by Cayman Islands law, the approval of each of the Extension Amendment Proposal and the Founder Share Amendment Proposal requires the affirmative vote of at least two-thirds of the votes cast by holders of the Company’s Ordinary Shares, voting together as a single class, who, being entitled to do so, vote in person or by proxy at the EGM. The approval of the Auditor Ratification Proposal requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting together as a single class, who, being entitled to do so, vote in person or by proxy at the EGM.

The Extension Amendment Proposal was approved with the following vote from the holders of Ordinary Shares:

For	Against	Abstentions	Broker Non-Votes
13,316,717	300,651	0	0

The Founder Share Amendment Proposal was approved with the following vote from the holders of Ordinary Shares:

For	Against	Abstentions	Broker Non-Votes
13,311,450	300,651	5,267	0

The Auditor Ratification Proposal was approved with the following vote from the holders of Ordinary Shares:

For	Against	Abstentions	Broker Non-Votes
13,617,368	0	0	0

In connection with the vote to approve the Extension Amendment Proposal and the Founder Share Amendment Proposal, the holders of 9,122,682 Public Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.50 per share, for an aggregate redemption amount of $95,826,230.44. Following redemptions, the Company will have 2,377,318 Public Shares outstanding.

A proposal to adjourn the EGM to a later date was not presented because there were enough votes to approve the other proposals.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amendment to Amended and Restated Memorandum and Articles of Association.

10.1	Extension Note, dated July 25, 2023.

10.2	Working Capital Loan Note, dated July 25, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYARCH ACQUISITION CORPORATION

	By:	/s/ Kai Xiong
		Name:	Kai Xiong
		Title:	Chief Executive Officer and Director

Dated: July 26, 2023

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